SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported):           January 13, 2003



                               KEYSPAN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                 (State or Other Jurisdiction of Incorporation)


       1-14161                                           11-3431358
(Commission File Number)                      (IRS Employer Identification No.)

  175 East Old Country Road, Hicksville, New York                       11801
     One MetroTech Center, Brooklyn, New York                           11201
        (Address of Principal Executive Offices)                     (Zip Code)

                           (516) 755-6650 (Hicksville)
                            (718) 403-1000 (Brooklyn)
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Cautionary Language Concerning Forward-Looking Statements
---------------------------------------------------------

     Certain statements contained herein are forward-looking statements, which reflect numerous assumptions and estimates and involve a number of risks and uncertainties. For these statements, we claim the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995.

     There are possible developments that could cause our actual results to differ materially from those forecast or implied in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this filing. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

     Among the factors that could cause actual results to differ materially are: general economic conditions, especially in the Northeast United States; available sources and costs of fuel; volatility of energy prices in a deregulated market environment as well as in the source of natural gas and fuel used to generate electricity; potential write-down of our investment in natural gas properties when natural gas prices are depressed or if we have significant downward revisions in our estimated proved gas reserves; federal and state regulatory initiatives that increase competition, threaten cost and investment recovery and impact rate structure; our ability to successfully reduce our cost structures; implementation of new accounting standards; the degree to which we develop unregulated business ventures, as well as federal and state regulatory policies affecting our ability to retain and operate those business ventures; our ability to identify and make complementary acquisitions, as well as the successful integration of those acquisitions; inflationary trends and interest rates; and risks detailed from time to time in reports and other documents filed by us with the Securities and Exchange Commission.

Item 5. Other Events
        ------------

     On January 13, 2003, KeySpan Corporation ("the Company") issued a press release announcing its proposed issuance of 14,000,000 shares of common stock.

     The Company also issued a press release on January 13, 2003 discussing the anticipated affect such issuance is expected to have on its 2003 earnings estimate.

     The Company's press releases are attached hereto as Exhibit 99.1 and 99.2 and are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        -------------------------------------------------------------------

       (c)       Exhibits


               (1)  Press   Release  of  the  Company  dated  January  13,  2003
                    concerning proposed issuance of common stock.


               (2)  Press   Release  of  the  Company  dated  January  13,  2003
                    concerning revised 2003 earnings guidance.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          KEYSPAN CORPORATION


 Dated: January 13, 2003                  By:       /s/Gerald Luterman
                                                    ------------------
                                          Name:     Gerald Luterman
                                          Title:    Executive Vice President and
                                                    Chief Financial Officer

                                INDEX TO EXHIBITS
                                -----------------



Exhibit No.          Exhibit                                                Page
-----------          -------                                                ----


99.1                 Press Release dated January 13, 2003 concerning          6
                     proposed issuance of common stock


99.2                 Press Release dated January 13, 2003 concerning          7
                     revised 2003 earnings guidance